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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 1, 1994



                              KOLLMORGEN CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                     1-5562               04-2151861
(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation or organization)      File Number)      Identification No.)


1601 Trapelo Road, Waltham, Massachusetts                  02154
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:     (617) 890-5655



                                 None
     (Former name or former address, if changed since last report.)





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Item 5.   Other Events

  On September 1, 1994, the Registrant announced that it had purchased certain assets of the conventional optical periscope business of Sperry Marine Inc. located in Charlottesville, Virginia, at a purchase price of approximately $5 million. In addition, the Registrant agreed to assume certain contractual obligations of the acquired business.



Item 7.   Financial Statements and Exhibits


  (c) Exhibits -

      99. Additional Exhibits - Press Release dated September 1, 1994






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                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               KOLLMORGEN CORPORATION


                               By:   /s/  Robert J. Cobuzzi
                                   Robert J. Cobuzzi, Senior Vice
                                   President, Treasurer and
                                   Chief Financial Officer

Date: September 9, 1994